THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage®, Lincoln Investor Advantage® Advisory,
Lincoln Investor Advantage® Advisory Choice, Lincoln Investor Advantage® Fee-Based,
Lincoln Investor Advantage® RIA Class, Lincoln Investor Advantage® Pro,
Lincoln Investor Advantage® Pro Advisory, Lincoln Investor Advantage® Pro Advisory Choice

Supplement dated October 25, 2024 to the Prospectus dated May 1, 2024

This Supplement to your prospectus outlines important changes related to Appendix B – Investment Requirements that will be effective on and after November 18, 2024. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The American Century Diversified Growth Model and JPMorgan U.S. Active Growth Model will be added to the list of models to which you allocate your Contract Value if you elect (or have elected) the Earnings Optimizer Death Benefit.

Please retain this Supplement for future reference.